CONSENT OF ERNST & YOUNG LLP
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We consent to the reference to our firm under the caption "Independent Registered Public Accounting Firm" and to the use of our report, dated June 22, 2004, on the statement of assets and liabilities of Pioneer Short Term Income Fund as of June 15, 2004 under the caption "Financial Statements" in the Pioneer Short Term Income Fund Class A, Class B, Class C and Class Y Shares Statement of Additional Information in Pre-effective Amendment No. 1 to the Registration Statement (Form N-1A, 1933 Act File No. 333-114423) of Pioneer Short Term Income Fund for the initial registration of its common shares.


                                                        /s/ ERNST & YOUNG LLP

Boston, Massachusetts
June 29, 2004